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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A-2, into the Company's previously filed Registration Statement File No. 333-04377.

Omaha, Nebraska
October 26, 2000